UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 7, 2007

                                 B&D Food, Corp.
                                 ---------------
             (Exact name of Registrant as specified in its Charter)

           Delaware                    000-21247          51-0373976
           --------                    ---------          ----------
(State or Other Jurisdiction         (Commission      (I.R.S. Employer
of Incorporation or Organization)    File Number)       Identification No.)

575 Madison Avenue, Suite 1006, New York, New York          10022-2511
--------------------------------------------------          ----------
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 937-8456
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Employment Agreement

On May 6, 2007, B&D Food Corporation Inc. ("BDFC") entered into an Amendment to Promissory Note (the "Amendment") with Livorno Investments S.A. ("Livorno") amending the terms of the Promissory Note dated July 8, 2005 (the "Note") of BDFC in favor of Livorno in the amount of U.S. $10,000,000 (TEN MILLION DOLLARS) with interest accruing thereon at a rate of eight percent per annum. The Note contains a conversion provision allowing Livorno, at its sole option, to convert some or all of the principal and interest owing on the Note into shares of BDFC at the rate of U.S. $0.20 per share. The Amendment provides that, effective April 15, 2007, Livorno may elect to convert some or all of the principal and interest owing on the Note into shares of BDFC at the rate of U.S. $0.04 per share. All other terms of the Note remain in full force and effect and are enforceable in accordance with their terms. A copy of the Amendment is filed as
Exhibit 1 to this Form 8-K and incorporated by reference herein.

Livorno is an international holding company with holdings in various world trading companies in the areas of coffee, sugar and oil. Prior to the effectiveness of the Amendment, Livorno, together with its affiliates, owned approximately 70 % of BDFC. If Livorno elects to convert all of the principal and interest owing on the Note into shares of BDFC, it, together with its affiliates, will own approximately 95 percent of BDFC.

Daniel Ollech currently serves as the Chairman of the Board and President and Chief Financial Officer of BDFC. From 2003 to the present, Daniel Ollech has served as a director of Livorno. Daniel Ollech owns one-third of Livorno.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 B&D Food Corporation



Dated:  May 7 , 2007                             By:  /s/ Yaron Arbell
                                                      --------------------------
                                                 Name:  Yaron Arbell
                                                 Title:  Chief Executive Officer